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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 29, 2003

                                CYBERONICS, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                         0-19806                      76-0236465
(State or other                   (Commission                   (IRS Employer
jurisdiction of                  file number)                Identification No.)
incorporation)

                               Cyberonics Building
                            100 Cyberonics Boulevard
                              Houston, Texas 77058
               (Address of principal executive offices) (Zip code)

                                 (281) 228-7200
               Registrant's telephone number, including area code:

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Item 7. Financial Statements and Exhibits

      99.1 Press Release

Item 12. Results of Operations and Financial Condition

      On July 29, 2003, Cyberonics, Inc. (the "Company") announced that its first quarter results are expected to exceed the Company's first quarter guidance. The Company also announced plans to conduct a conference call on August 5, 2003 following the release of financial results for the first quarter ended July 25, 2003. A copy of the Company's press release is furnished as
Exhibit 99.1 to this report on Form 8-K. The information contained in Item 12 of this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      CYBERONICS, INC.

                                      /s/ Pamela B. Westbrook
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                                      Pamela B. Westbrook

                                      Vice President, Finance and Administration and Chief Financial Officer

Date:  July 29, 2003